UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2010

Outdoor Channel Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17287	33-0074499
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

43445 Business Park Drive, Suite 103, Temecula, California		92590
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	951.699.6991

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, the Company entered into an Amended and Restated Employment Agreement with Roger L. Werner, Jr., and Employment Agreements with each of Thomas E. Hornish and Shad L. Burke on April 14, 2009. Such agreements were previously included as Exhibits 99.1, 99.2 and 99.3, respectively, to the Company’s Form 8-K filed with the Securities and Exchange Commission, or the SEC, on April 20, 2009. In addition, the Company previously entered into an Employment Agreement with James E. Wilburn on May 6, 2009 and such agreement was previously included as Exhibit 99.1 to the Company’s Form 8-K filed with the SEC on May 8, 2009. The Company has also previously adopted the Executive Annual Cash Bonus Plan, or the Bonus Plan, which was included as Exhibit 10.2 to the Company’s Form 10-Q/A filed with the SEC, on May 16, 2005.

Under the terms of the Bonus Plan and the employment agreements referenced above, certain executives will be eligible to receive an annual cash incentive payable for the achievement of performance goals established by the compensation committee of the board of directors of the Company.

On January 20, 2010, the compensation committee of the board of directors of the Company approved and adopted the specific performance goals for the following executives for the year ending December 31, 2010, or Fiscal 2010: Roger L. Werner, Thomas E. Hornish, Shad L. Burke, Douglas J. Langston and James E. Wilburn. The specific performance targets for Fiscal 2010 that were approved for determining whether any cash bonuses are to be paid to these executives for performance, and if so, the amount of such bonuses, include: (i) achieving targeted revenues and profitability; (ii) increasing the number of subscribers to Outdoor Channel; (iii) ensuring all financial and legal reports are timely prepared and filed with the SEC; (iv) successfully effecting strategic initiatives; (v) hiring and retaining key employees; and (vi) providing leadership and creating a working environment that fosters passion, teamwork and agility within the organization. The performance thresholds and targets for each of the executives vary in detail and subject matter. For Fiscal 2010, the compensation committee also retains the right to pay these executives a fully discretionary bonus, up to a specified maximum amount.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Channel Holdings, Inc.

January 22, 2010	By:	Thomas E. Hornish

Name: Thomas E. Hornish
Title: COO/GC